Evergreen Global Opportunities Fund: Annual Report as of October 31, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS’ REPORT
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Global Opportunities Fund, which covers the 12-month period ended October 31, 2002.

Market analysis

Over the course of the past 12 months, investors have confronted one of the most challenging periods in the history of the financial markets. A moderate emergence from recession for the United States economy was quelled in the equity markets due to rising corporate mistrust and fears of further terrorist acts and possible war with Iraq. The U.S. Treasury market managed healthy gains despite a return to federal budget deficits, yet other areas within the fixed income markets struggled. Global investors also faced challenges, as persistent weakness in Japan was met with growing fears of recession in several of Europe’s dominant economies. Even many diversified strategies failed to produce positive gains, yet their relative performance should provide a solid base for investors as global economies and markets regain momentum in the coming months.

The first challenge for equity investors over the 12-month period was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. These gains were quickly erased, however, as solid economic growth in the first quarter failed to generate improved profits for U.S. corporations. This disappointment in earnings was corroborated by the escalation of the accounting scandals. The weaker than expected gross domestic product (GDP) growth in the second and third quarters did little to build confidence about corporate profitability. It does appear, though, that the bottoming process that began in July continues today. No single event will likely signal the low, but recent volume and price increases suggest more encouraging patterns going forward.

The struggles of the U.S. equity market within the past 12 months can be highlighted in specific sectors

LETTER TO SHAREHOLDERS continued

as well. Promising profit growth for technology at the beginning of the year, based largely on easy comparisons, proved ineffective as analyst estimates were revised downward throughout the course of the year. Traditional safety plays such as healthcare also struggled, as political controversies and a decline in new products reduced investor optimism. Utilities, another traditional beacon of comfort during tough times, also performed poorly as questionable pricing, accounting and energy trading practices combined to cause intense selling within the group.

As mentioned earlier, those investors employing more diversified strategies participated in relative outperformance, yet being “down less” offers little solace. We strongly believe, however, that diversification strategies over the long term should continue to benefit the patient investor. Asset allocation and diversification among asset classes and investment categories have provided investors with solid relative gains, and should dampen the wide swings of volatility that characterize more focused strategies.

International investors also experienced difficulties in the past year. Persistently weak domestic demand and the weaker U.S. dollar contributed to the already existing structural weakness in Japan. Other Asian economies, also heavily dependent on exports, enjoyed market gains at the beginning of the period, yet when profits from this optimism failed to materialize, many of the previous gains were lost. Weakness in the German and French economies set the stage for poor performance throughout Europe, and despite sporadic gains in the euro, bourses remained weak.

Looking ahead, we continue to project a moderate economic recovery in the U.S. with GDP growth in the range of 3% through 2003. Interest rates should remain near 40-year lows for at least the first half of next year, and low inflation and an improving job market should support overall growth. In this environment, we expect corporate profit growth to increase at a more historically average rate of approximately 7%, and potential fiscal changes could attract increased investment. The threat of war will likely prove a continued drag on the overall market, but any clarity on the uncertain geopolitical front could unleash some of the estimated $5 trillion currently sitting on the sidelines. As always, diversification

LETTER TO SHAREHOLDERS continued

should be a primary goal of all investors, and we believe opportunities for improvement exist as the global uncertainty wanes.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of October 31, 2002

“We believe the Federal Reserve Board’s accommodating monetary policy combined with the potential for fiscal stimulus will eventually work its way into the economy, ultimately resulting in sustained economic growth, greater consumer confidence and increased capital spending.”

MANAGEMENT TEAM

Francis X. Claro, CFA International Equity Team Lead Manager	J. Gary Craven, CFA, CPA Small/Mid Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/16/1988
	Class A	Class B	Class C	Class I
Class Inception Date	3/16/1988	2/1/1993	2/1/1993	1/13/1997

Average Annual Return*

1 year with sales charge	-16.20%	-16.24%	-13.55%	N/A

1 year w/o sales charge	-11.09%	-11.83%	-11.79%	-10.84%

5 year	0.46%	0.69%	0.91%	1.50%

10 year	7.93%	7.79%	7.81%	8.66%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The foreign stock Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Global Opportunities Fund Class A shares,1 versus a similar investment in the Morgan Stanley Capital International World Free Index (MSCI World Free), the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The MSCI World Free and Russell 2000 Growth are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of October 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -11.09% for the 12-month period ended October 31, 2002, excluding any applicable sales charges. During the same period, the Morgan Stanley Capital World Free Index returned -14.85%, while the Russell 2000 Growth Index (Russell 2000 Growth) returned -21.57%. The median return of funds in the Lipper Global Small Cap Funds Classication was -11.83%. Lipper Inc. is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 10/31/2002)

Total Net Assets	$114,692,331

Number of Holdings	152

Beta*	1.04

R-squared*	0.35

P/E Ratio	20.7x

*As of 9/30/2002

What was the investing environment like during the 12 months?

The investing environment was difficult for small and mid cap growth stocks in the domestic portion of the fund. The economy has been weak for some time now and the markets have been working through the overcapacity resulting from the excesses created in 1999 and 2000. Companies have been attempting to manage their cost structures through a growth environment different from that of the last few years. The consumer has been the pillar of strength in the domestic economy buoyed largely by low interest rates, which have decreased the amount of monthly debt making cash available for spending. Both the retail and financial industries benefited from sustained consumer spending. Employment remains strong by historical levels.

The international investing environment was equally difficult, marked by periods of volatility as markets coped both with economic and geopolitical uncertainties. Growth companies continued to suffer and investors focused more on value and sustainable earnings. Growth in the major markets has been flat as they adjust to an environment of lower corporate spending and pricing power. Japan has struggled to commit to full-fledged reform in its banking industry, although current proposals seem more realistic than previous ones. There are some promising prospects among the emerging markets within non-Japan Asia and the expansion of the European Union. Foreign currencies, such as the euro and the yen, rose relative to the U.S. dollar and interest in gold increased. On the positive side, the economy benefited from lower interest rates globally as well as widespread tax cuts.

TOP 10 COUNTRIES
(as a percentage of 10/31/2002 net assets)

United States	49.6%

Japan	10.4%

United Kingdom	9.8%

Germany	3.9%

Canada	3.6%

Switzerland	3.5%

France	2.9%

Italy	2.9%

Spain	2.0%

Ireland	1.5%

PORTFOLIO MANAGER INTERVIEW continued

What factors affected performance during the period?

We have continued to adopt a bottom-up orientation in the portfolio, seeking companies with sustainable or accelerating growth and reasonable valuations. We focused on less volatile sectors to potentially reduce our shareholders’ exposure to risk. In the domestic portion of the portfolio, we targeted consumer-related sectors such as retailing because the consumer has been driving the economy.

What types of investments performed well in the portfolio?

Domestically, retailing was the strongest sector and our weighting was three times that of the benchmark Russell 2000 Growth. Our strategy involved focusing on particular niches -- companies with little competition or specialized products. The best performing stock in the U.S. portfolio was Chico’s FAS Inc., a specialty retailer of exclusively designed, private label women’s clothing, that was up over 100% for the period. Gymboree Corp., another specialty retailer that manufactures high-quality apparel, accessories and play programs for children, was up by the same amount. The healthcare services sector also did well, because it is typically unaffected by problems with the general economy.

In the international portfolio, consumer staples such as food, beverage and tobacco companies performed well because they are stable sectors that tend to be less sensitive to economic weakness. Rexam, a British firm, is a leading beverage can manufacturer and packaging company that benefited from increased earnings and sales as a result of industry mergers. Personal care was another sector contributing to the fund’s performance, exemplified by Mandom, a Japanese cosmetics company with a leading position in cosmetics for men and hair dyes. Mandom showed strong growth in Asian markets where these fashion trends and demographics are prevalent. Although Germany’s market was disappointing overall, superior stock selection there added to performance with companies such as Puma, Adidas and Henckel. Puma was up 105% for the period with strong growth, attractive valuation and unique product offerings helping it outperform its peers.

TOP 5 SECTORS
(as a percentage of 10/31/2002 net assets)

Consumer Discretionary	27.8%

Consumer Staples	16.0%

Health Care	13.9%

Industrials	10.2%

Financials	9.3%

What areas detracted from performance?

Domestically, high growth industries, such as electronics and technology, suffered either from reduced spending due to budget constraints or more product supply than demand. Technology was the weakest sector in the U.S. portfolio although we were significantly underweighted compared to the Russell 2000 Growth. We maintained some exposure in order to be positioned for opportunities as they arise. Manhattan Associates, a software firm that provides solutions for distribution centers, is a good example of how quickly things can turn in this sector. The company did not escape the poor environment, despite executing on its business plan, and was down 25%. It subsequently recovered and ended the period up 13%.

PORTFOLIO MANAGER INTERVIEW continued

Internationally, we were disappointed with sector performance in the healthcare and medical sectors. In particular, Japanese pharmaceutical companies, Banyu and Santen, suffered from an unfavorable regulatory environment and industry dynamics. Production equipment and steel, both cyclical sectors, suffered in an environment of lower capital expenditures and slower growth.

TOP 10 HOLDINGS
(as a percentage of 10/31/2002 net assets)

Saurer AG	1.7%

American Italian Pasta Co.	1.6%

Brascan Corp.	1.6%

Mandom Corp.	1.5%

Remy Cointreau SA	1.4%

Puma AG	1.4%

Taisie Lamick Co.	1.4%

Orthofix International NV	1.4%

Manhattan Associates, Inc.	1.4%

DoubleClick, Inc.	1.3%

What is your outlook for the next 12 months?

We believe the domestic investment environment will improve in the coming year. All the prerequisites are in place for strong returns: low price levels, monetary stimulus from interest rate cuts, and the potential for fiscal stimulus from a Republican-controlled Congress and presidency. Most importantly, we believe enough time has passed to wring out the excesses, allowing companies to get their cost structures in order and for supply and demand dynamics to shift into balance; both of these factors are foundations for future growth. We will stay focused on companies with competitive advantages such as low cost producers or those with differentiated products. We think technology stocks will continue to be volatile -- experiencing short, sharp moves -- and probably will not be the leaders going forward. With the consumer still the strongest driver of the economy, we will remain overweighted in sectors such as specialty retail and restaurants.

We believe the Federal Reserve Board’s accommodating monetary policy combined with the potential for fiscal stimulus will eventually work its way into the economy, ultimately resulting in sustained economic growth, greater consumer confidence and increased capital spending. Volatility in international markets will likely continue while we wait for the turnaround, making it more important than ever to focus on individual investments. We are focusing on individual company profiles with above-average growth and below-average valuations relative to their history, sector and market, in an effort to find growth that is not overpriced. Although it has been a difficult investing environment, the fund’s strategy has enabled us to outperform the benchmarks and, in our opinion, leaves us well positioned for potentially strong long-term results.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$15.42	$27.82	$26.08	$19.26	$23.53
Income from investment operations
Net investment loss	-0.12	-0.14	-0.25	-0.18	-0.12
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.59	-5.26	6.89	8.22	-2.62
Total from investment operations	-1.71	-5.40	6.64	8.04	-2.74
Distributions to shareholders from
Net realized gains	0	-7.00	-4.90	-1.22	-1.53
Net asset value, end of period	$13.71	$15.42	$27.82	$26.08	$19.26
Total return[2]	-11.09%	-24.33%	27.91%	44.04%	-12.42%
Ratios and supplemental data
Net assets, end of period (thousands)	$60,506	$56,546	$68,513	$53,533	$58,944
Ratios to average net assets
Expenses[3]	1.89%	1.77%	1.68%	1.77%	1.81%
Net investment loss	-0.76%	-0.82%	-0.82%	-0.81%	-0.54%
Portfolio turnover rate	256%	210%	218%	136%	127%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$13.78	$25.79	$24.65	$18.39	$22.69
Income from investment operations
Net investment loss	-0.23	-0.24	-0.45	-0.32	-0.28
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.40	-4.77	6.49	7.80	-2.49
Total from investment operations	-1.63	-5.01	6.04	7.48	-2.77
Distributions to shareholders from
Net realized gains	0	-7.00	-4.90	-1.22	-1.53
Net asset value, end of period	$12.15	$13.78	$25.79	$24.65	$18.39
Total return[2]	-11.83%	-24.86%	26.94%	43.02%	-13.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$38,126	$78,946	$143,909	$111,267	$122,147
Ratios to average net assets
Expenses[3]	2.62%	2.52%	2.43%	2.53%	2.55%
Net investment loss	-1.59%	-1.58%	-1.58%	-1.57%	-1.30%
Portfolio turnover rate	256%	210%	218%	136%	127%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$13.83	$25.86	$24.70	$18.43	$22.73
Income from investment operations
Net investment loss	-0.22	-0.24	-0.45	-0.32	-0.28
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.41	-4.79	6.51	7.81	-2.49
Total from investment operations	-1.63	-5.03	6.06	7.49	-2.77
Distributions to shareholders from
Net realized gains	0	-7.00	-4.90	-1.22	-1.53
Net asset value, end of period	$12.20	$13.83	$25.86	$24.70	$18.43
Total return[2]	-11.79%	-24.88%	26.97%	42.98%	-13.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$15,585	$18,759	$29,427	$19,963	$23,043
Ratios to average net assets
Expenses[3]	2.63%	2.52%	2.43%	2.53%	2.56%
Net investment loss	-1.54%	-1.57%	-1.57%	-1.57%	-1.31%
Portfolio turnover rate	256%	210%	218%	136%	127%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended October 31,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$15.59	$28.03	$26.19	$19.58	$23.90
Income from investment operations
Net investment income (loss)	-0.09	-0.10	-0.15	-0.20	0.09
Net realized and unrealized gains or losses on securities, futures contracts and foreign currency related transactions	-1.60	-5.34	6.89	8.03	-2.88
Total from investment operations	-1.69	-5.44	6.74	7.83	-2.79
Distributions to shareholders from
Net realized gains	0	-7.00	-4.90	-1.22	-1.53
Net asset value, end of period	$13.90	$15.59	$28.03	$26.19	$19.58
Total return	-10.84%	-24.27%	28.22%	42.20%	-12.45%
Ratios and supplemental data
Net assets, end of period (thousands)	$475	$538	$782	$231	$31
Ratios to average net assets
Expenses[3]	1.61%	1.52%	1.42%	1.72%	1.49%
Net investment income (loss)	-0.53%	-0.56%	-0.48%	-0.49%	0.17%
Portfolio turnover rate	256%	210%	218%	136%	127%

1.  Net investment income (loss) is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

October 31, 2002

	Country	Shares	Value

COMMON STOCKS 94.9%
CONSUMER DISCRETIONARY 27.8%
Auto Components 0.5%
Autoliv, Inc.	Sweden	6,625	$ 127,300
Toyota Industries	Japan	32,300	481,744
609,044
Automobiles 1.1%
Bajaj Auto	India	34,864	304,321
Hero Honda Motors, Ltd.	India	32,240	159,433
Pininfarina SpA	Italy	41,406	736,587
1,200,341
Hotels, Restaurants & Leisure 4.8%
Argosy Gaming Corp.*	United States	26,200	524,262
Denny’s Japan Co., Ltd.	Japan	2,000	29,503
Hilton Group Plc	United Kingdom	134,600	366,143
Hyatt Regency SA	Greece	114,020	721,190
International Game Technology*	United States	9,300	699,453
Penn National Gaming, Inc.*	United States	64,600	1,335,928
Rank Group Plc	United Kingdom	139,573	645,876
Scientific Games Corp., Class A*	United States	75,600	576,072
Shuffle Master, Inc.*	United States	28,100	644,614
5,543,041
Household Durables 1.3%
Compagnie Financiere Richemont AG	Switzerland	4,500	77,539
Techtronic Industries	Hong Kong	736,000	561,483
Waterford Wedgewood	Ireland	1,906,377	904,354
1,543,376
Leisure Equipment & Products 6.4%
Action Performance Companies, Inc.	United States	58,800	1,213,632
Gamestop Corp., Class A *	United States	30,600	547,740
Konica Corp.	Japan	109,000	738,712
Midway Games, Inc.*	United States	144,100	585,046
Minolta Co., Ltd.*	Japan	119,000	465,279
Puma AG	Germany	25,455	1,647,794
Shimano, Inc.	Japan	53,800	791,016
Winnebago Industries, Inc.	United States	29,900	1,355,367
7,344,586
Media 3.7%
Arnoldo Mondadori Editore SpA	Italy	105,460	637,863
Dist Integ Logista	Spain	7,345	141,189
DoubleClick, Inc.*	United States	214,600	1,502,200
Hit Entertainment*	United Kingdom	253,525	957,181
J2 Global Communications, Inc.*	United States	21,400	587,002
Publicis Groupe SA	France	17,500	397,791
4,223,226
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
CONSUMER DISCRETIONARY (continued)
Multi-line Retail 0.9%
Chico’s FAS, Inc. *	United States	55,800	$ 1,076,940
Specialty Retail 6.6%
Blyth, Inc.	United States	27,600	778,320
Electronics Boutique Holdings Corp. *	United States	23,700	597,264
Gymboree Corp.*	United States	55,700	1,022,652
Hot Topic, Inc.*	United States	66,605	1,298,798
Rona, Inc.*	Canada	36,000	311,518
Sonic Corp.*	United States	41,000	954,070
The Game Group*	United Kingdom	755,908	1,320,604
Too, Inc.*	United States	32,800	829,840
Xebio Co.	Japan	26,300	463,809
7,576,875
Textiles & Apparel 2.5%
Adidas AG	Germany	15,567	1,184,942
Christian Dior SA	France	7,568	261,407
Gunze, Ltd.	Japan	177,000	696,379
Sanyo Shokai	Japan	142,000	676,659
2,819,387
CONSUMER STAPLES 15.2%
Beverages 5.1%
Allied Domecq Plc	United Kingdom	247,000	1,475,083
Cott Corp.*	Canada	48,100	889,850
Davide Campari - Milano SpA*	Italy	28,851	860,250
Fomento Economico Mexicano SA, Ser. B, ADR	Mexico	7,600	275,120
Parmalat Finanzaria SpA	Italy	155,039	432,094
Remy Cointreau SA	France	54,970	1,654,795
Tsingtao Brewery, Ser. H	China	570,000	277,716
5,864,908
Food & Drug Retailing 1.1%
Elior	France	40,931	192,147
United Natural Foods, Inc.*	United States	41,800	1,015,740
1,207,887
Food Products 3.8%
American Italian Pasta Co., Class A*	United States	53,400	1,839,630
Lindt & Spruengli, Ltd.	Switzerland	2,386	1,293,041
NBTY, Inc*.	United States	77,700	1,208,235
4,340,906
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
CONSUMER STAPLES (continued)
Household Products 1.0%
Uni-Charm Corp.	Japan	31,400	$ 1,158,653
Personal Products 1.7%
Mandom Corp.	Japan	88,600	1,742,915
Pacific Corp.	South Korea	2,000	201,063
1,943,978
Tobacco 2.5%
Altadis SA	Spain	57,824	1,220,098
Gallaher Group Plc	United Kingdom	125,652	1,233,631
Papastratos Cig	Greece	17,550	291,737
Swedish Match Co.	Sweden	24,730	177,691
2,923,157
ENERGY 3.4%
Energy Equipment & Services 1.1%
Cal Dive International, Inc.*	United States	29,900	656,903
Fugro NV	Netherlands	14,900	596,389
1,253,292
Oil & Gas 2.3%
Chesapeake Energy Corp.	United States	90,700	633,086
Lukoil Holding, ADR	Russia	8,625	563,357
Premier Oil Plc*	United Kingdom	2,166,690	870,535
Vintage Petroleum, Inc.	United States	65,800	631,680
2,698,658
FINANCIALS 9.3%
Banks 4.0%
Anglo Irish Bank Austria AG	Ireland	130,317	869,347
Banco Bradesco SA, ADR	Brazil	14,600	194,180
Banco Itau SA, ADR	Brazil	9,400	208,398
Coinstar, Inc.*	United States	38,800	1,163,612
New York Community Bancorp, Inc.	United States	20,100	583,704
OTP Bank	Hungary	18,100	159,959
Uniao de Bancos Brasileiros SA, GDR	Brazil	24,700	224,523
W Holding Company, Inc.	United States	66,900	1,188,813
4,592,536
Diversified Financials 3.8%
Arch Cap Group, Ltd.*	United States	47,600	1,333,276
Brascan Corp., Class A	Canada	91,081	1,788,810
ICAP Plc	United Kingdom	89,744	1,266,219
4,388,305
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
FINANCIALS (continued)
Insurance 0.9%
Industrial Alliance Life Insurance Co.	Canada	20,923	$ 462,691
Yasuda Fire & Marine Insurance Co., Ltd.	Japan	110,000	573,453
1,036,144
Real Estate 0.6%
British Land Co. Plc	United Kingdom	22,500	157,586
Unibail SA	France	9,000	515,447
673,033
HEALTH CARE 13.9%
Biotechnology 4.1%
Abgenix, Inc. *	United States	192,200	1,306,960
BioMarin Pharmaceutical, Inc.*	United States	228,100	1,471,245
OSI Pharmaceuticals, Inc.*	United States	77,500	1,342,300
Xoma, Ltd.*	United States	95,700	552,189
4,672,694
Health Care Equipment & Supplies 5.2%
BioReliance Corp.*	United States	23,200	632,200
Conceptus, Inc.*	United States	71,500	995,995
Cyberonics, Inc.*	United States	56,500	904,000
Ontex NV	Belgium	7,371	539,072
Orthofix International NV*	United States	61,800	1,569,720
Respironics, Inc.*	United States	21,000	670,740
Wilson Greatbatch Technologies, Inc.	United States	22,400	626,528
5,938,255
Health Care Providers & Services 2.7%
Pediatrix Medical Group, Inc.*	United States	18,700	748,000
Stericycle, Inc.*	United States	30,400	1,012,320
Universal Health Services, Inc., Class B *	United States	19,400	940,512
VCA Antech, Inc.*	United States	31,404	470,118
3,170,950
Pharmaceuticals 1.9%
Alliance Unichem Plc	United Kingdom	17,555	131,460
Gedeon Richter, Ltd., GDR	Hungary	3,200	165,501
InterMune, Inc.*	United States	21,700	797,041
Pliva DD, GDR	Croatia	61,637	743,342
UCB SA	Belgium	13,000	316,572
Vivus, Inc.*	United States	695	2,280
2,156,196
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
INDUSTRIALS 9.6%
Aerospace & Defense 1.0%
Engineered Support Systems, Inc.	United States	24,500	$ 1,198,785
Commercial Services & Supplies 4.2%
Arbitron, Inc.*	United States	29,300	1,000,595
Bright Horizons Family Solutions, Inc.*	United States	26,900	727,645
Education Management Corp.*	United States	12,800	469,760
Elsevier NV	Netherlands	24,900	309,823
Glory, Ltd.	Japan	39,000	768,786
Manhattan Associates, Inc.*	United States	69,400	1,560,112
4,836,721
Construction & Engineering 1.5%
Acs Actividades Co.	Spain	12,060	333,729
Balfour Beatty Plc	United Kingdom	69,309	168,491
Grupo Ferrovial SA	Spain	26,351	612,003
Saipem SpA	Italy	114,657	618,702
1,732,925
Electrical Equipment 0.6%
Alpine Electronics, Inc.	Japan	59,000	687,248
Industrial Conglomerates 0.1%
Havas Advertising SA	France	21,590	98,152
Machinery 1.7%
Saurer AG*	Switzerland	102,209	1,899,282
Marine 0.5%
Leif Höegh & Co. ASA	Norway	49,846	521,472
INFORMATION TECHNOLOGY 7.5%
Communications Equipment 0.6%
Tanderg ASA*	Norway	67,698	730,933
Computers & Peripherals 0.5%
Logitech International SA*	Switzerland	16,951	555,526
Electronic Equipment & Instruments 2.0%
Actuant Corp., Class A*	United States	33,000	1,313,400
Power Integrations, Inc.*	United States	54,300	957,852
2,271,252
Internet Software & Services 0.5%
Alloy, Inc.*	United States	65,300	628,774
Semiconductor Equipment & Products 1.3%
BE Semiconductor Industries*	Netherlands	91,744	435,218
Integrated Circuit System, Inc.*	United States	38,100	778,764
Samsung Electronics Co., Ltd.	South Korea	1,000	281,978
1,495,960
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

COMMON STOCKS (continued)
INFORMATION TECHNOLOGY (continued)
Software 2.6%
ANSYS, Inc.*	United States	70,900	$ 1,389,640
Logica Plc	United Kingdom	70,800	172,669
Macromedia, Inc.*	United States	13,800	154,698
Magma Design Automation, Inc.*	United States	142,600	1,216,378
2,933,385
MATERIALS 6.5%
Chemicals 1.6%
Fujitec Co., Ltd.	Japan	147,000	783,106
Georgia Gulf Corp.	United States	48,900	1,063,575
1,846,681
Construction Materials 0.3%
Compagnie Generale des Etablissements Michelin, Class B	France	8,050	233,582
Holcim, Ltd.	Switzerland	1,080	166,025
399,607
Containers & Packaging 2.7%
Rexam Plc	United Kingdom	228,758	1,460,020
Taisei Lamick Co.	Japan	43,600	1,580,418
3,040,438
Metals & Mining 1.8%
AngloGold, Ltd., ADR	South Africa	26,100	656,937
Corus Group*	United Kingdom	789,066	524,274
Lonmin Plc	United Kingdom	18,000	244,821
Meridian Gold, Inc.*	Canada	39,900	651,966
2,077,998
Paper & Forest Products 0.1%
Aracruz Celulose SA, ADR	Brazil	3,700	59,163
TELECOMMUNICATION SERVICES 1.4%
Diversified Telecommunication Services 1.2%
KT Corp., ADR	South Korea	7,600	156,104
Tele Norte Leste Participacoes SA, ADR	Brazil	20,700	143,244
Telecel-Comunicacoes Pessoais SA	Portugal	154,676	1,063,949
1,363,297
Wireless Telecommunications Services 0.2%
Carphone Warehouse Plc*	United Kingdom	169,265	256,682
UTILITIES 0.3%
Gas Utilities 0.3%
Tokyo Gas Co	Japan	99,000	288,698
Total Common Stocks			108,879,347
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

October 31, 2002

	Country	Shares	Value

PREFERRED STOCKS 1.4%
CONSUMER STAPLES 0.8%
Personal Products 0.8%
Wella AG	Germany	16,635	$ 874,627
INDUSTRIALS 0.6%
Commercial Services & Supplies 0.6%
Henkel KGaA	Germany	11,500	728,071
Total Preferred Stocks			1,602,698
SHORT-TERM INVESTMENTS 3.6%
MUTUAL FUND SHARES 3.6%
Evergreen Institutional U.S. Government Money Market Fund (o)	United States	4,057,590	4,057,590
Total Investments (cost $110,289,019) 99.9%			114,539,635
Other Assets and Liabilities 0.1%			152,696
Net Assets 100.0%			$ 114,692,331

*	Non-income producing security
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.

Summary of Abbreviations
ADR	American Depository Receipt
GDR	Global Depository Receipt

At October 31, 2002, the fund held investments in the following countries (unaudited):

	Market Value	Percentage of Total Investments

United States	$56,943,594	49.8%
Japan	11,926,377	10.4%
United Kingdom	11,251,275	9.8%
Germany	4,435,434	3.9%
Canada	4,104,834	3.6%
Switzerland	3,991,413	3.5%
France	3,353,323	2.9%
Italy	3,285,497	2.9%
Spain	2,307,019	2.0%
Ireland	1,773,702	1.5%
Netherlands	1,341,431	1.2%
Norway	1,252,405	1.1%
Portugal	1,063,949	0.9%
Greece	1,012,927	0.9%
Belgium	$855,644	0.7%
Brazil	829,508	0.7%
Croatia	743,342	0.6%
South Africa	656,937	0.6%
South Korea	639,144	0.6%
Russia	563,357	0.5%
Hong Kong	561,483	0.5%
India	463,754	0.4%
Hungary	325,460	0.3%
Sweden	304,991	0.3%
China	277,715	0.2%
Mexico	275,120	0.2%
	$114,539,635	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002

Assets
Identified cost of securities	$ 110,289,019
Net unrealized gains on securities	4,250,616

Market value of securities	114,539,635
Foreign currency, at value (cost $1,496,746)	1,489,347
Receivable for securities sold	878,952
Receivable for Fund shares sold	1,702,504
Dividends and interest receivable	217,672
Prepaid expenses and other assets	24,303

Total assets	118,852,413

Liabilities
Payable for securities purchased	2,785,302
Payable for Fund shares redeemed	1,353,243
Advisory fee payable	2,824
Distribution Plan expenses payable	1,870
Due to other related parties	310
Accrued expenses and other liabilities	16,533

Total liabilities	4,160,082

Net assets	$ 114,692,331

Net assets represented by
Paid-in capital	$ 159,768,045
Undistributed net investment loss	(14,451)
Accumulated net realized losses on securities, futures contracts and foreign currency related transactions	(49,310,633)
Net unrealized gains on securities and foreign currency related transactions	4,249,370

Total net assets	$ 114,692,331

Net assets consists of
Class A	$ 60,506,235
Class B	38,125,903
Class C	15,584,746
Class I	475,447

Total net assets	$ 114,692,331

Shares outstanding
Class A	4,413,036
Class B	3,137,424
Class C	1,277,289
Class I	34,194

Net asset value per share
Class A	$ 13.71
Class A - Offering price (based on sales charge of 5.75%)	$ 14.55
Class B	$ 12.15
Class C	$ 12.20
Class I	$ 13.90

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended October 31, 2002

Investment income
Dividends (net of foreign withholding taxes of $142,367)	$ 1,502,923
Interest	78,394

Total investment income	1,581,317

Expenses
Advisory fee	1,332,821
Distribution Plan expenses
Class A	167,014
Class B	603,015
Class C	187,523
Administrative services fees	146,464
Transfer agent fee	547,544
Trustees’ fees and expenses	3,009
Printing and postage expenses	87,303
Custodian fee	131,279
Registration and filing fees	83,991
Professional fees	52,078
Other	2,742

Total expenses	3,344,783
Less: Expense reductions	(1,434)

Net expenses	3,343,349

Net investment loss	(1,762,032)

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions
Net realized gains or losses on:
Securities	(7,413,523)
Futures contracts	126,167
Foreign currency related transactions	36,344

Net realized losses on securities, futures contracts and foreign currency related transactions	(7,251,012)
Net change in unrealized gains or losses on securities and foreign currency related transactions	(4,969,009)

Net realized and unrealized losses on securities, futures contracts and foreign currency related transactions	(12,220,021)

Net decrease in net assets resulting from operations	$ (13,982,053)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2002		2001

Operations
Net investment loss		$ (1,762,032)		$ (2,545,682)
Net realized losses on securities, futures contracts and foreign currency related transactions		(7,251,012)		(38,520,850)
Net change in unrealized losses on securities and foreign currency related transactions		(4,969,009)		(14,915,633)

Net decrease in net assets resulting from operations		(13,982,053)		(55,982,165)

Distributions to shareholders from
Net realized gains
Class A		0		(17,017,067)
Class B		0		(38,751,200)
Class C		0		(7,896,964)
Class I*		0		(191,848)

Total distributions to shareholders		0		(63,857,079)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	6,014,798	89,670,053	1,429,636	26,423,885
Class B	259,606	3,695,421	391,029	6,575,648
Class C	387,906	5,550,189	233,362	3,779,726
Class I*	449,100	6,240,936	6,977	137,823

		105,156,599		36,917,082

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	741,424	14,198,273
Class B	0	0	2,064,939	35,558,593
Class C	0	0	428,315	7,405,565
Class I*	0	0	9,915	191,848

		0		57,354,279

Automatic conversion of Class B
shares to Class A shares
Class A	1,288,074	21,234,219	501,713	9,707,464
Class B	(1,446,217)	(21,234,219)	(558,429)	(9,707,464)

		0		0

Payment for shares redeemed
Class A	(6,556,424)	(98,702,523)	(1,468,677)	(26,376,951)
Class B	(1,407,003)	(19,654,728)	(1,747,230)	(28,401,245)
Class C	(467,162)	(6,653,591)	(443,149)	(7,297,875)
Class I*	(449,418)	(6,261,023)	(10,258)	(197,568)

		(131,271,865)		(62,273,639)

Net increase (decrease) in net assets resulting from capital share transactions		(26,115,266)		31,997,722

Total decrease in net assets		(40,097,319)		(87,841,522)
Net assets
Beginning of period		154,789,650		242,631,172

End of period		$ 114,692,331		$ 154,789,650

Undistributed net investment loss		$ (14,451)		$ (14,479)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Global Opportunities Fund (the “Fund”) is a diversified series of Evergreen International Trust (’the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A, and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are usually valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Futures contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

h. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and net realized foreign currency gains.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.91% and declining to 0.66% as average daily net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended October 31, 2002, the transfer agent fees were equivalent to an annual rate of 0.37% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended October 31, 2002, the Fund paid brokerage commissions of $28,995 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS continued

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $356,983,253 and $376,480,743, respectively, for the year ended October 31, 2002.

The Fund loaned securities during the year ended October 31, 2002 to certain brokers. During the year ended October 31, 2002, the Fund earned $30 in income from securities lending. As of October 31, 2002, the Fund had no securities on loan

On October 31, 2002, the aggregate cost of securities for federal income tax purposes was $111,947,570. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,139,728 and $5,547,663, respectively, with a net unrealized appreciation of $2,592,065.

As of October 31, 2002, the Fund had $47,652,082 in capital loss carryovers for federal income tax purposes with $40,735,169 expiring in 2009 and $6,916,913 expiring in 2010.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended October 31, 2002, the fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Loss	Unrealized Appreciation	Capital Loss Carryover

$15,697	$2,592,065	$47,652,082

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements $1,434, which represents 0.00% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended October 31, 2002, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities.

Prior to November 1, 2001, the Fund was already complying with the accounting practice of amortizing premiums on its fixed-income securities. The Fund began the accounting practice of accreting discounts on November 1, 2001, although they did not hold any fixed-income securities. As a result, there is no cumulative effect to the financial statements as a result of implementing the new accounting policy. There is also no impact to current year financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen International Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Global Opportunities Fund, a portfolio of Evergreen International Trust, as of October 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Global Opportunities Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 6, 2002

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL -- South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564343 12/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034